UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

We have furnished as Exhibit 100 to this Current Report on Form 8-K (the “Form 8-K”) the following materials from our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 17, 2009, formatted in eXtensible Business Reporting Language (“XBRL”): (i) Consolidated Balance Sheets as of December 31, 2008 and 2007; (ii) Consolidated Income Statements for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iii) Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006, respectively; and (v) Notes to the Consolidated Financial Statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these are not our official publicly filed financial statements. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Form 8-K, including the information attached as Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

Exhibit No.	Description
100

The following materials from Amedisys, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 17, 2009, formatted in eXtensible Business Reporting Language (“XBRL”): (i) Consolidated Balance Sheets as of December 31, 2008 and 2007; (ii) Consolidated Income Statements for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iii) Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006, respectively; and (v) Notes to the Consolidated Financial Statements, tagged as blocks of text.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC. (Registrant)

By:	/s/ Dale E. Redman
Dale E. Redman Chief Financial Officer and Duly Authorized Officer

DATE: February 17, 2009

Exhibit Index

Exhibit No.	Description
100

The following materials from Amedisys, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 17, 2009, formatted in eXtensible Business Reporting Language (“XBRL”): (i) Consolidated Balance Sheets as of December 31, 2008 and 2007; (ii) Consolidated Income Statements for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iii) Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) for the Years Ended December 31, 2008, 2007 and 2006, respectively; (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006, respectively; and (v) Notes to the Consolidated Financial Statements, tagged as blocks of text.

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